Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 10 — Commitments and Contingencies

Standby Letter of Credit/Leases— In connection with the lease termination of our Bothell, Washington facility, the landlord drew $0.38 million from our letter of credit in 2013 before the credit facility was closed in March 2013. At March 1, 2013, we had terminated all facility leases.

Contingencies — We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.